EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Cathay Merchant Group, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the quarterly period ended October 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 15, 2005	CATHAY MERCHANT GROUP, INC.

By: /s/ Michael J. Smith
Michael J. Smith
Chairman of the Board of Directors,
President, Chief Executive Officer,
Chief Financial Officer and Secretary
(Principal Executive Officer, Principal
Financial Officer, and Principal
Accounting Officer)